______________________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                                 Form 8-K


                              CURRENT REPORT


                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934

               Date of Report (Date of earliest event reported)
                               May 15, 1996


                 CONTIMORTGAGE HOME EQUITY LOAN TRUST 1996-1
                 -------------------------------------------
              (Exact name of registrant as specified in its charter)

                                                   16-1496047 and
     NEW YORK                   33-96410           16-1496045
- ----------------------        -------------        ----------------------
(State or Other Jurisdiction  (Commission)         (I.R.S.Employer
 of Incorporation)            File Number)         Identification No.)


c/o Manufacturers & Traders Trust
One M&T Plaza
Buffalo, New York
Attn: Corporate Trust Department                                   14203-2599
- ----------------------------------                                 -----------
(Address of Principal)                                             (Zip Code)


Registrant's telephone number, including area code (716) 842-5589



         __________________________NO CHANGE____________________________
         (Former name or former address, if changed since last report)




______________________________________________________________________
Note: Please see page 5 for Exhibit Index                  Page 1

Item 5.   OTHER EVENTS.

     On May 15, 1996 a scheduled distribution was made from the Trust to holders of the Class A Certificates. The information contained in the Trustee's Monthly Servicing Report for the month of April 1996 dated May 15, 1996 attached hereto as Exhibit 19 is hereby incorporated by reference.

     In addition to the information included in the Trustee's Monthly Report, the gross servicing compensation paid to the Servicer and Subservicers for the month of April, 1996 was $238,422.57

Item 7.   FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
          EXHIBITS.

(a)       Not applicable

(b)       Not applicable

(c)       Exhibits:

  19.  Trustee's Monthly Servicing Report for the month of April,
       1996

                                  SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                          By:  CONTISECURITIES ASSET FUNDING CORP.,
                               As Depositor


                          By:  /s/ JEROME M. PERELSON
                               -------------------------
                               Name:  Jerome M. Perelson
                               Title: Vice President

                          By:  /s/ SUSAN E. O'DONOVAN
                               -------------------------
                               Name:  Susan E. O'Donovan
                               Title: Vice President




Dated:  May 30, 1996

                                 EXHIBIT INDEX



EXHIBIT NO. DESCRIPTION                               PAGE NO.

19.  Trustee's Monthly Servicing Report for the       ___6___
     Month of April, 1996.